Exhibit 99.2

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement

March 31, 2011

A.	Financial Highlights
	Condensed Consolidated Balance Sheets	1
	Consolidated Statements of Operations	2
	Operating Income
	Three Months Ended March 31, 2011	3
	Quarterly Summary - Most Recent 5 Quarters	4
	Capitalization/Book Value per Share	5

B.	Product Summary
	Annuity Deposits by Product Type	6
	Surrender Charge Protection and Account Values by Product Type	6
	Annuity Liability Characteristics	7
	Spread Results	9

C.	Investment Summary
	Summary of Invested Assets	9
	Credit Quality of Fixed Maturity Securities	10
	Watch List Securities	10
	Summary of Residential Mortgage Backed Securities	11
	Mortgage Loans by Region and Property Type	12

D.	Shareholder Information	13

E.	Research Analyst Coverage	14

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement-March 31, 2011

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
CONDENSED CONSOLIDATED BALANCE SHEETS
(Dollars in thousands)
(Unaudited)

	March 31, 2011	December 31, 2010
Assets
Investments:
Fixed maturity securities:
Available for sale, at fair value	$15,745,405	$15,830,663
Held for investment, at amortized cost	1,593,459	822,200
Equity securities, available for sale, at fair value	69,644	65,961
Mortgage loans on real estate	2,730,841	2,598,641
Derivative instruments	622,106	479,786
Other investments	23,357	19,680
Total investments	20,784,812	19,816,931

Cash and cash equivalents	746,737	597,766
Coinsurance deposits	2,657,102	2,613,191
Accrued investment income	197,648	167,645
Deferred policy acquisition costs	1,827,090	1,747,760
Deferred sales inducements	1,313,986	1,227,328
Deferred income taxes	192,518	143,253
Income taxes recoverable	—	6,134
Other assets	114,983	106,755
Total assets	$27,834,876	$26,426,763

Liabilities and Stockholders' Equity
Liabilities:
Policy benefit reserves	$24,983,321	$23,655,807
Other policy funds and contract claims	268,676	222,860
Notes payable	334,000	330,835
Subordinated debentures	268,473	268,435
Income taxes payable	50,447	—
Other liabilities	968,782	1,010,779
Total liabilities	26,873,699	25,488,716

Stockholders' equity:
Common stock	57,688	56,968
Additional pain-in capital	459,498	454,454
Unallocated common stock held by ESOP	(4,551)	(4,815)
Accumulated other comprehensive income	67,579	81,820
Retained earnings	380,963	349,620
Total stockholders' equity	961,177	938,047
Total liabilities and stockholders' equity	$27,834,876	$26,426,763

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
CONSOLIDATED STATEMENTS OF OPERATIONS
(Dollars in thousands, except per share data)
(Unaudited)

	Three Months Ended March 31,
	2011	2010
Revenues:
Traditional life and accident and health insurance premiums	$2,916	$3,287
Annuity product charges	16,962	15,518
Net investment income	292,128	242,910
Change in fair value of derivatives	148,653	82,015
Net realized gains (losses) on investments, excluding other than temporary impairment ("OTTI") losses	(1,193)	9,903
OTTI losses on investments:
Total OTTI losses	(5,100)	(12,584)
Portion of OTTI losses recognized in (from) other comprehensive income	(1,471)	9,361
Net OTTI losses recognized in operations	(6,571)	(3,223)
Total revenues	452,895	350,410

Benefits and expenses:
Insurance policy benefits and change in future policy benefits	1,895	2,332
Interest sensitive and index product benefits (b)	159,665	196,869
Amortization of deferred sales inducements	30,692	13,089
Change in fair value of embedded derivatives	128,303	63,875
Interest expense on notes payable	7,907	4,651
Interest expense on subordinated debentures	3,466	3,685
Interest expense on amounts due under repurchase agreements	4	—
Amortization of deferred policy acquisition costs	55,223	27,268
Other operating costs and expenses	17,474	15,985
Total benefits and expenses	404,629	327,754
Income before income taxes	48,266	22,656
Income tax expense	16,923	7,771
Net income (b)	$31,343	$14,885

Earnings per common share (b)	$0.53	$0.26
Earnings per common share - assuming dilution (a) (b)	$0.48	$0.25
Weighted average common shares outstanding (in thousands):
Earnings per common share	59,182	58,225
Earnings per common share - assuming dilution	65,711	61,138

(a)
The numerator for earnings per common share - assuming dilution is equal to net income plus the after tax cost of interest on convertible subordinated debentures issued to a subsidiary trust. The after tax cost of such interest was $258 and $259 for the three months ended March 31, 2011 and 2010, respectively.

(b)
Three months ended March 31, 2011 includes an adjustment to single premium immediate annuity reserves which reduced interest sensitive and index product benefits by $4.2 million and increased net income, earnings per common share and earnings per common share - assuming dilution by $2.7 million, $0.05 per share and $0.04 per share, respectively.

Operating Income
Three months ended March 31, 2011 (Unaudited)

		Adjustments
	As Reported	Realized Losses	Derivatives and Other Index Annuity	Operating Income (a)
	(Dollars in thousands, except per share data)
Revenues:
Traditional life and accident and health insurance premiums	$2,916	$—	$—	$2,916
Annuity product charges	16,962	—	—	16,962
Net investment income	292,128	—	—	292,128
Change in fair value of derivatives	148,653	—	(133,920)	14,733
Net realized losses on investments, excluding other than temporary impairment ("OTTI") losses	(1,193)	1,193	—	—
Net OTTI losses recognized in operations	(6,571)	6,571	—	—
Total revenues	452,895	7,764	(133,920)	326,739

Benefits and expenses:
Insurance policy benefits and change in future policy benefits	1,895	—	—	1,895
Interest sensitive and index product benefits (b)	159,665	—	—	159,665
Amortization of deferred sales inducements	30,692	1,636	(2,056)	30,272
Change in fair value of embedded derivatives	128,303	—	(123,034)	5,269
Interest expense on notes payable	7,907	—	—	7,907
Interest expense on subordinated debentures	3,466	—	—	3,466
Interest expense on amounts due under repurchase agreements	4	—	—	4
Amortization of deferred policy acquisition costs	55,223	2,289	(3,753)	53,759
Other operating costs and expenses	17,474	—	—	17,474
Total benefits and expenses	404,629	3,925	(128,843)	279,711
Income before income taxes	48,266	3,839	(5,077)	47,028
Income tax expense	16,923	1,367	(1,836)	16,454
Net income (b)	$31,343	$2,472	$(3,241)	$30,574

Earnings per common share (b)	$0.53			$0.52
Earnings per common share - assuming dilution (b)	$0.48			$0.47

(a)
In addition to net income, we have consistently utilized operating income, operating income per common share and operating income per common share - assuming dilution, non-GAAP financial measures commonly used in the life insurance industry, as economic measures to evaluate our financial performance. Operating income equals net income adjusted to eliminate the impact of net realized gains and losses on investments including net OTTI losses recognized in operations and fair value changes in derivatives and embedded derivatives. Because these items fluctuate from quarter to quarter in a manner unrelated to core operations, we believe measures excluding their impact are useful in analyzing operating trends. We believe the combined presentation and evaluation of operating income together with net income, provides information that may enhance an investor’s understanding of our underlying results and profitability.

(b)
Three months ended March 31, 2011 includes an adjustment to single premium immediate annuity reserves which reduced interest sensitive and index product benefits by $4.2 million and increased net income and operating income by $2.7 million, increased earnings per common share and operating income per common share by $0.05 per share and increased earnings per common share - assuming dilution and operating income per common share - assuming dilution by $0.04 per share.

Change in fair value of derivatives:
Proceeds received at expiration	$88,026	$—	$88,026
Cost of money for fixed index annuities	(77,989)	—	(77,989)
Change in the difference between fair value and remaining option cost at beginning and end of period	138,616	(133,920)	4,696
	$148,653	$(133,920)	$14,733

Index credits included in interest credited to account balances	87,394		87,394

Operating Income/Net Income
Quarterly Summary - Most Recent 5 Quarters (Unaudited)

	Q1 2011	Q4 2010	Q3 2010	Q2 2010	Q1 2010
	(Dollars in thousands, except per share data)
Revenues:
Traditional life and accident and health insurance premiums	$2,916	$2,871	$3,181	$2,643	$3,287
Annuity product charges	16,962	16,402	18,538	18,617	15,518
Net investment income	292,128	277,876	260,475	254,845	242,910
Change in fair value of derivatives	14,733	29,401	17,095	91,306	66,771
Total revenues	326,739	326,550	299,289	367,411	328,486

Benefits and expenses:
Insurance policy benefits and change in future policy benefits	1,895	1,622	2,128	2,169	2,332
Interest sensitive and index product benefits (b)	159,665	148,320	155,667	224,331	195,284
Amortization of deferred sales inducements	30,272	27,719	24,942	24,503	22,774
Change in fair value of embedded derivatives	5,269	28,112	1,483	—	—
Interest expense on notes payable	7,907	7,861	4,940	4,673	4,651
Interest expense on subordinated debentures	3,466	3,700	3,805	3,716	3,685
Interest expense on amounts due under repurchase agreements	4	—	—	—	—
Amortization of deferred policy acquisition costs	53,759	50,788	47,754	46,417	44,175
Other operating costs and expenses	17,474	17,715	16,213	16,702	15,985
Total benefits and expenses	279,711	285,837	256,932	322,511	288,886
Operating income before income taxes	47,028	40,713	42,357	44,900	39,600
Income tax expense	16,454	14,319	14,795	15,692	13,817
Operating income (a) (b)	30,574	26,394	27,562	29,208	25,783
Net realized gains (losses) and net OTTI losses on investments, net of offsets	(2,472)	(4,687)	1,950	(11)	2,369
Lawsuit settlement	—	(27,297)	—	—	—
Convertible debt retirement, net of income taxes	—	—	—	(171)	—
Net effect of derivatives and other index annuity, net of offsets	3,241	14,628	(8,998)	(30,530)	(13,267)
Net income (loss) (b)	$31,343	$9,038	$20,514	$(1,504)	$14,885

Operating income per common share (a) (b)	$0.52	$0.45	$0.47	$0.50	$0.44
Operating income per common share - assuming dilution (a) (b)	$0.47	$0.41	$0.45	$0.48	$0.43
Earnings (loss) per common share (b)	$0.53	$0.15	$0.35	$(0.03)	$0.26
Earnings (loss) per common share - assuming dilution (b)	$0.48	$0.14	$0.33	$(0.03)	$0.25

Weighted average common shares outstanding (in thousands):
Earnings per common share	59,182	58,757	58,564	58,427	58,225
Earnings per common share - assuming dilution	65,711	65,054	62,498	61,592	61,138

(a)
In addition to net income (loss), we have consistently utilized operating income, operating income per common share and operating income per common share - assuming dilution, non-GAAP financial measures commonly used in the life insurance industry, as economic measures to evaluate our financial performance. Operating income equals net income (loss) adjusted to eliminate the impact of net realized gains and losses on investments including net OTTI losses recognized in operations, loss on extinguishment of debt, the settlement of a class action lawsuit and fair value changes in derivatives and embedded derivatives. Because these items fluctuate from quarter to quarter in a manner unrelated to core operations, we believe measures excluding their impact are useful in analyzing operating trends. We believe the combined presentation and evaluation of operating income together with net income (loss), provides information that may enhance an investor’s understanding of our underlying results and profitability.

(b)
Three months ended March 31, 2011 includes an adjustment to single premium immediate annuity reserves which reduced interest sensitive and index product benefits by $4.2 million and increased operating income and net income by $2.7 million, increased operating income per common share and earnings per common share by $0.05 per share and increased operating income per common share - assuming dilution and earnings per common share - assuming dilution by $0.04 per share.

Capitalization/Book Value per Share

	March 31, 2011	December 31, 2010
	(Dollars in thousands, except per share data)
Capitalization:
Notes payable	$334,000	$330,835
Subordinated debentures payable to subsidiary trusts	268,473	268,435
Total debt	602,473	599,270
Total stockholders’ equity	961,177	938,047
Total capitalization	1,563,650	1,537,317
Accumulated other comprehensive income loss (AOCI)	(67,579)	(81,820)
Total capitalization excluding AOCI (a)	$1,496,071	$1,455,497

Total stockholders’ equity	$961,177	$938,047
Accumulated other comprehensive income	(67,579)	(81,820)
Total stockholders’ equity excluding AOCI (a)	$893,598	$856,227

Common shares outstanding (b)	58,791,180	58,377,233

Book Value per Share: (c)
Book value per share including AOCI	$16.35	$16.07
Book value per share excluding AOCI (a)	$15.20	$14.67

Debt-to-Capital Ratios: (d)
Senior debt / Total capitalization	22.3%	22.7%
Adjusted debt / Total capitalization	25.3%	26.2%

(a)
Total capitalization, total stockholders’ equity and book value per share excluding AOCI, non-GAAP financial measures, are based on stockholders’ equity excluding the effect of AOCI. Since AOCI fluctuates from quarter to quarter due to unrealized changes in the fair value of available for sale investments, we believe these non-GAAP financial measures provide useful supplemental information.

(b)
Common shares outstanding include shares held by the NMO Deferred Compensation Trust: 2011 - 1,549,803 shares; 2010 - 1,855,835 shares and exclude unallocated shares held by ESOP: 2011 - 447,048 shares; 2010 - 447,048 shares.

(c)
Book value per share including and excluding AOCI is calculated as total stockholders’ equity and total stockholders’ equity excluding AOCI divided by the total number of shares of common stock outstanding.

(d)
Debt-to-capital ratios are computed using total capitalization excluding AOCI. Adjusted debt includes notes payable and the portion of the total subordinated debentures payable to subsidiary trusts outstanding (qualifying trust preferred securities) that exceeds 15% of total capitalization including AOCI.

Annuity Deposits by Product Type

	Three Months Ended March 31,		Year Ended December 31,
Product Type	2011	2010	2010
	(Dollars in thousands)
Fixed Index Annuities:
Index Strategies	$778,582	$403,124	$2,401,891
Fixed Strategy	357,472	337,782	1,551,007
	1,136,054	740,906	3,952,898
Fixed Rate Annuities:
Single-Year Rate Guaranteed	128,743	52,768	331,705
Multi-Year Rate Guaranteed	77,047	53,181	384,116
	205,790	105,949	715,821
Total before coinsurance ceded	1,341,844	846,855	4,668,719
Coinsurance ceded	65,877	189,122	478,962
Net after coinsurance ceded	$1,275,967	$657,733	$4,189,757
Surrender Charge Protection and Account Values by Product Type
Annuity Surrender Charges and Net (of coinsurance) Account Values at March 31, 2011

	Surrender Charge			Net Account Value
Product Type	Avg. Years At Issue	Avg. Years Remaining	Avg. % Remaining	Dollars in Thousands	%

Fixed Index Annuities	14.3	10.9	16.1%	$19,524,577	91.3%
Single-Year Fixed Rate Guaranteed Annuities	11.0	4.7	7.6%	1,351,504	6.3%
Multi-Year Fixed Rate Guaranteed Annuities	6.6	2.2	4.7%	509,816	2.4%
Total	13.9	10.3	15.3%	$21,385,897	100.0%

Annuity Liability Characteristics

	Fixed Annuities Account Value	Fixed Index Annuities Account Value
	(Dollars in thousands)
SURRENDER CHARGE PERCENTAGES (1):
No surrender charge	$383,465	$352,552
0.0% < 2.0%	30,258	39,551
2.0% < 3.0%	126,200	116,460
3.0% < 4.0%	35,559	226,384
4.0% < 5.0%	229,046	405,723
5.0% < 6.0%	30,183	297,282
6.0% < 7.0%	95,205	228,760
7.0% < 8.0%	124,080	286,024
8.0% < 9.0%	187,521	261,814
9.0% < 10.0%	200,373	687,659
10.0% or greater	419,430	16,622,368
	$1,861,320	$19,524,577

	Fixed and Fixed Index Annuities Account Value	Weighted Average Surrender Charge
	(Dollars in thousands)
SURRENDER CHARGE EXPIRATION BY YEAR:
Out of Surrender Charge	$736,017	0.00%
2011	198,163	2.40%
2012	400,421	3.26%
2013	566,032	4.34%
2014	599,692	5.51%
2015	627,063	7.34%
2016	820,554	8.57%
2017	929,040	9.76%
2018	896,624	11.94%
2019	633,670	12.53%
2020	969,231	13.83%
2021	816,118	14.49%
2022	1,095,547	17.06%
2023	3,980,213	19.41%
2024	4,213,168	19.59%
2025	1,774,145	19.57%
2026	1,690,679	19.90%
2027	435,650	19.99%
2028	3,870	20.00%
	$21,385,897	15.33%

Annuity Liability Characteristics

	Fixed Annuities Account Value	Fixed Index Annuities Account Value
	(Dollars in thousands)
APPLICABLE GUARANTEE PERIOD:
Annual reset (2)	$1,641,435	$19,510,073
Multi-year (3 - 7 years)	219,885	14,504
	$1,861,320	$19,524,577

ULTIMATE MINIMUM GUARANTEE RATE:
1.50%	$18,480	$603,145
2.00%	362,446	1,197
2.20%	4,359	74,592
2.25%	6,000	5,369,704
2.25% (3)	184,726	952,700
3.00% (4)	1,224,224	1,331,853
3.00% (5)	—	11,000,186
3.50% (6)	—	191,200
4.00%	61,085	—
	$1,861,320	$19,524,577

CREDITED RATE (INCLUDING BONUS INTEREST) VS. ULTIMATE MINIMUM GUARANTEED RATE DIFFERENTIAL (7):
No differential	$78,930	$8,002
› 0.0% - 0.25%	887,180	1,021,466
› 0.25% - 0.5%	128,774	363,737
› 0.5% - 1.0% (8)	311,405	1,114,242
› 1.0% - 1.5% (8)	107,839	66,503
› 1.5% - 2.0%	140,828	2,915
› 2.0% - 2.5%	14,173	—
› 2.5% - 3.0%	74,723	—
1.50% ultimate guarantee - 2.17% wtd avg interest rate (9)	9,707	145,401
2.00% ultimate guarantee - 2.83% wtd avg interest rate (9)	107,762	—
2.25% ultimate guarantee - 2.89% wtd avg interest rate (9)	—	1,550,203
3.00% ultimate guarantee - 3.14% wtd avg interest rate (9)	—	3,125,531
Cumulative floor	—	12,126,577
	$1,861,321	$19,524,577
(1)    In addition, $950,240 (51.05%) of the Fixed Annuities Account Value have market value adjustment protection.
(2)    The contract features for substantially all of the Fixed Index Annuities Account Value provide for the annual reset of contractual features that effect the cost of money. The contract features for less than 0.5% of the Fixed Index Annuities Account Value are reset every two years.
(3)    Products have a guarantee of 2.25% for the first 10 years, and 3.00% thereafter.
(4)    Products have a guarantee of 3.00% on 100% of the premium.
(5)    Products have a guarantee of 3.00% on less than 100% of the premium.
(6)    Rates applicable to the minimum guaranteed surrender value are 3.50% for the first 5 years, and 3.00% thereafter (applied to less than 100% of the annuity deposits received). Minimum guaranteed rates for amounts allocated to the fixed rate strategy are 2.25% for the first 10 years, and 3.00% thereafter.
(7)    Recent issues may contain bonus interest rates ranging from 1.0% to 3.0%.
(8)    $184,726 of Fixed Annuities Account Value have a guarantee of 2.25% for the first 10 years and 3% thereafter. They begin increasing in 2014. $653,935 of Index Annuities Account Value is in fixed rate strategies that have a guarantee of 2.25% for the first 10 years and 3%
thereafter. They begin increasing in 2014.
(9)    The minimum guaranteed interest rate for the fixed rate or the fixed rate strategy is 1.0%. The ultimate guaranteed rate is applied on less than 100% of the premium.

Spread Results

	Three Months Ended March 31,		Year Ended December 31,
	2011	2010	2010
Average yield on invested assets	5.96%	6.13%	6.06%

Cost of money:
Aggregate	2.82%	2.96%	2.91%
Cost of money for fixed index annuities	2.77%	2.91%	2.86%
Average crediting rate for fixed rate annuities:
Annually adjustable	3.19%	3.26%	3.26%
Multi-year rate guaranteed	3.69%	3.78%	3.74%

Investment spread:
Aggregate	3.14%	3.17%	3.15%
Fixed index annuities	3.19%	3.22%	3.20%
Fixed rate annuities:
Annually adjustable	2.77%	2.87%	2.80%
Multi-year rate guaranteed	2.27%	2.35%	2.32%
Summary of Invested Assets

	March 31, 2011		December 31, 2010
	Carrying Amount	Percent	Carrying Amount	Percent
	(Dollars in thousands)
Fixed maturity securities:
United States Government full faith and credit	$4,335	—%	$4,388	—%
United States Government sponsored agencies	3,907,140	18.8%	3,750,065	18.9%
United States municipalities, states and territories	2,489,998	12.0%	2,367,003	12.0%
Corporate securities	8,035,009	38.7%	7,652,850	38.6%
Residential mortgage backed securities	2,902,382	14.0%	2,878,557	14.5%
Total fixed maturity securities	17,338,864	83.5%	16,652,863	84.0%
Equity securities	69,644	0.3%	65,961	0.4%
Mortgage loans on real estate	2,730,841	13.1%	2,598,641	13.1%
Derivative instruments	622,106	3.0%	479,786	2.4%
Other investments	23,357	0.1%	19,680	0.1%
	$20,784,812	100.0%	$19,816,931	100.0%

Credit Quality of Fixed Maturity Securities - March 31, 2011

NAIC Designation	Carrying Amount	Percent	Rating Agency Rating	Carrying Amount	Percent
	(Dollars in thousands)			(Dollars in thousands)
1	$12,925,036	74.6%	Aaa/Aa/A	$12,154,165	70.1%
2	4,100,086	23.6%	Baa	3,881,390	22.4%
3	284,427	1.6%	Ba	281,832	1.6%
4	18,026	0.1%	B	64,098	0.4%
5	6,173	0.1%	Caa and lower	903,293	5.2%
6	5,116	—%	In or near default	54,086	0.3%
	$17,338,864	100.0%		$17,338,864	100.0%
Watch List Securities - March 31, 2011

General Description	Amortized Cost	Unrealized Losses	Fair Value	Months Below Amortized Cost
	(Dollars in thousands)
Corporate bonds:
Finance, insurance and real estate companies	$10,166	$(694)	$9,472	41 - 48
U.S. retail company	10,477	(1,077)	9,400	70
	$20,643	$(1,771)	$18,872

Summary of Residential Mortgage Backed Securities

Collateral Type	NAIC Designation	Principal Amount	Amortized Cost	Fair Value
		(Dollars in thousands)
OTTI has not been recognized
Government agency	1	$510,558	$450,155	$463,901
Prime	1	1,489,525	1,411,806	1,469,445
	2	1,437	1,418	1,335
	3	28,104	27,505	24,942
Alt-A	1	45,965	46,347	48,069
	2	5,123	5,214	4,713
		$2,080,712	$1,942,445	$2,012,405
OTTI has been recognized
Prime	1	$257,187	$229,819	$220,220
	2	297,017	274,922	252,962
	3	35,900	34,275	31,117
Alt-A	1	346,133	293,903	279,164
	2	130,335	102,554	89,478
	3	16,541	14,327	14,335
	6	4,521	3,884	2,701
		$1,087,634	$953,684	$889,977
Total by collateral type
Government agency		$510,558	$450,155	$463,901
Prime		2,109,170	1,979,745	2,000,021
Alt-A		548,618	466,229	438,460
		$3,168,346	$2,896,129	$2,902,382
Total by NAIC designation
	1	$2,649,368	$2,432,030	$2,480,799
	2	433,912	384,108	348,488
	3	80,545	76,107	70,394
	6	4,521	3,884	2,701
		$3,168,346	$2,896,129	$2,902,382

Mortgage Loans by Region and Property Type

	March 31, 2011		December 31, 2010
	Carrying Amount	Percent	Carrying Amount	Percent
	(Dollars in thousands)
Geographic distribution
East	$653,566	23.8%	$618,250	23.6%
Middle Atlantic	182,514	6.6%	172,443	6.6%
Mountain	409,555	14.9%	402,965	15.4%
New England	42,225	1.5%	42,695	1.6%
Pacific	282,415	10.3%	247,254	9.5%
South Atlantic	505,099	18.4%	496,606	19.0%
West North Central	438,083	15.9%	419,002	16.0%
West South Central	234,326	8.6%	215,650	8.3%
	$2,747,783	100.0%	$2,614,865	100.0%
Loan loss allowance	(16,942)		(16,224)
	2,730,841		2,598,641

Property type distribution
Office	$739,960	26.9%	$683,404	26.1%
Medical Office	168,376	6.1%	166,930	6.4%
Retail	613,582	22.3%	589,369	22.5%
Industrial/Warehouse	691,448	25.2%	666,908	25.6%
Hotel	150,241	5.5%	151,516	5.8%
Apartment	149,019	5.4%	131,682	5.0%
Mixed use/other	235,157	8.6%	225,056	8.6%
	$2,747,783	100.0%	$2,614,865	100.0%
Loan loss allowance	(16,942)		(16,224)
	2,730,841		2,598,641

Shareholder Information
Corporate Offices:
American Equity Investment Life Holding Company
6000 Westown Parkway
West Des Moines, IA 50266
Inquiries:
D. J. Noble, Executive Chairman
(515) 457-1703, dnoble@american-equity.com
Debra J. Richardson, Executive Vice President and Secretary
(515) 273-3551, drichardson@american-equity.com
John M. Matovina, Vice Chairman, Chief Financial Officer and Treasurer
(515) 457-1813, jmatovina@american-equity.com
Common Stock and Dividend Information:
New York Stock Exchange symbol: “AEL”

	High	Low	Close	Dividend Declared
2011
First Quarter	$13.93	$11.27	$13.12	$0.00

2010
First Quarter	$10.99	$6.65	$10.65	$0.00
Second Quarter	$11.64	$8.53	$10.32	$0.00
Third Quarter	$11.19	$9.19	$10.24	$0.00
Fourth Quarter	$13.01	$10.11	$12.55	$0.10

2009
First Quarter	$7.40	$2.96	$4.16	$0.00
Second Quarter	$8.86	$4.01	$5.58	$0.00
Third Quarter	$8.65	$5.24	$7.02	$0.00
Fourth Quarter	$8.40	$6.10	$7.44	$0.08
Transfer Agent:
Computershare Trust Company, N.A.
P.O. Box 43010
Providence, RI 02940-0310
Phone: (877) 282-1169
Fax: (781) 575-2723
www.computershare.com
Annual Report and Other Information:
Shareholders may receive when available, without charge, a copy of American Equity’s Annual Report, SEC filings and/or press releases by calling Julie L. LaFollette, Investor Relations, at (515) 273-3602 or by visiting our web site at www.american-equity.com.

Research Analyst Coverage

Steven Schwartz
Raymond James & Associates, Inc.
(312) 612-7686
steven.schwartz@raymondjames.com

Paul Sarran, Mark Finkelstein
Macquarie (USA) Equities Research
(312) 660-9137 paul.sarran@macquarie.com
(312) 660-9179 mark.finkelstein@macquarie.com

Randy Binner
Friedman, Billings, Ramsey & Co., Inc.
(703) 312-1890
rbinner@fbr.com

Edward Shields
Sandler O’Neill & Partners
(312) 281-3487
eshields@sandleroneill.com

Mark Hughes
SunTrust Robinson Humphrey
(615) 748-5680
mark_hughes@rhco.com